EXECUTION VERSION

NINTH AMENDMENT TO THIRD AMENDED AND RESTATED
REVOLVING LOAN AND SECURITY AGREEMENT

THIS NINTH AMENDMENT TO THIRD AMENDED AND RESTATED REVOLVING LOAN AND SECURITY AGREEMENT (this “Amendment”) dated as of April 3, 2020, is by and among CIBC BANK USA, formerly known as The PrivateBank and Trust Company, an Illinois banking corporation (together with its successors and assigns, “Administrative Agent”) in its capacity as administrative agent for the Lenders (as defined below), the Required Lenders, DIVERSICARE MANAGEMENT SERVICES CO., a Tennessee corporation, and certain of its affiliates parties hereto identified on the signature pages as “Borrower” (individually and collectively, “Borrower”).
RECITALS:
WHEREAS, Borrower, Administrative Agent, and the financial institutions signatories thereto (the “Lenders”) are parties to that certain Third Amended and Restated Revolving Loan and Security Agreement dated as of February 26, 2016 (as the same has been, and may hereafter be, amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”; all capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Loan Agreement as amended by this Amendment);
WHEREAS, Borrower, Administrative Agent and Required Lenders desire to amend the Loan Agreement as provided in and subject to the terms and conditions of this Amendment;
NOW, THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto (intending to be legally bound) hereby agree as follows:
1.Amendments to Loan Agreement. Subject to the satisfaction of the conditions set forth in Section 4 below and in reliance upon the representations and warranties set forth in Section 3 below, Borrower, Administrative Agent and Required Lenders hereby amend the Loan Agreement as follows:
(a)    The definition of “Benchmark Replacement” contained in Section 1.1 of the Loan Agreement is hereby amended by adding the following sentence at the end of such definition: “Notwithstanding anything contained herein to the contrary, at no time shall the Benchmark Replacement be less than one half of one percent (0.50%).”
(b)    The definition of “Eligible Accounts” contained in Section 1.1 of the Loan Agreement is hereby amended by amending and restating clause (h)(2) in its entirety to read as follows:
“(2)    notwithstanding the ninety (90) day periods prescribed by subsection (a) above, (i) solely for the period beginning April 3, 2020 through and including October 3, 2020, Accounts that are to be paid pursuant to a Medicare Provider Agreement or a Medicaid Provider Agreement, Private Insurance Managed Care Accounts, or any otherwise Eligible Accounts, which do not remain unpaid more than one hundred fifty (150) days from the invoice date, shall be Eligible Accounts and (ii) solely for the six (6) month period beginning on the commencement date of operations by a Borrower with respect to the Accounts generated by the operations of a Facility or Facilities acquired or leased by such Borrower after the date of this Agreement (each a “New Facility”) through and including the date that is six (6) months after such commencement date, Accounts that are to be paid pursuant to a Medicare Provider Agreement or a Medicaid Provider Agreement, Private Insurance Managed Care Accounts, or any otherwise Eligible Accounts, which do not remain unpaid more than one hundred eighty (180) days from the invoice date, shall be Eligible Accounts; provided, however, Private Pay Accounts and Medicaid pending Accounts shall not be considered Eligible Accounts; and, provided further, one hundred percent (100%) of all credit amounts in any of the foregoing Eligible Account categories shall be deducted from the “current” Accounts as reasonably determined by the Administrative Agent in its reasonable credit judgment;”.
(c)    The definition of “Libor Base Rate” contained in Section 1.1 of the Loan Agreement is hereby amended by adding the following sentence at the end of such definition: “Notwithstanding anything contained herein to the contrary, at no time shall the Libor Base Rate be less than one half of one percent (0.50%).”
2.    No Other Amendments. Borrower acknowledges and expressly agrees that this Amendment is limited to the extent expressly set forth herein and shall not constitute a modification or amendment of the Loan Agreement or any other Financing Agreements or a course of dealing at variance with the terms or conditions of the Loan Agreement or any other Financing Agreements (other than as expressly set forth in this Amendment and the other instruments, agreements, certificates and documents required to be executed and delivered in connection herewith).
3.    Representations and Warranties. In order to induce Administrative Agent and Required Lenders to enter into this Amendment, Borrower hereby represents and warrants to Administrative Agent and Lenders (which representations and warranties shall survive the execution and delivery hereof), both before and after giving effect to this Amendment that:
(a)    Each of the representations and warranties of each Borrower contained in the Loan Agreement and the other Financing Agreements to which Borrower is a party are true and correct in all material respects (without duplication of any materiality carve out already provided therein) on and as of the date hereof, in each case as if made on and as of such date, other than representations and warranties that expressly relate solely to an earlier date (in which case such representations and warranties were true and correct on and as of such earlier date);
(b)    Borrower has the corporate or limited liability company (as applicable) power and authority (i) to enter into the Loan Agreement as amended by this Amendment and (ii) to do all acts and things as are required or contemplated hereunder to be done, observed and performed by Borrower;
(c)    This Amendment has been duly authorized, validly executed and delivered by one or more Duly Authorized Officers of Borrower, and each of this Amendment, the Loan Agreement as amended hereby, and each of the other Financing Agreements to which Borrower is a party, constitutes the legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, subject to bankruptcy, insolvency or other similar laws affecting the enforcement of creditor’s rights and remedies generally;
(d)    The execution and delivery of this Amendment and performance by Borrower under this Amendment, the Loan Agreement and each of the other Financing Agreements to which Borrower is a party do not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over Borrower that has not already been obtained, nor be in contravention of or in conflict with the organizational documents of Borrower, or any provision of any statute, judgment, order, indenture, instrument, agreement, or undertaking, to which Borrower is party or by which Borrower’s respective assets or properties are bound; and
(e)    No Default or Event of Default will result after giving effect to this Amendment, and no event has occurred that has had or could reasonably be expected to have a Material Adverse Effect after giving effect to this Amendment.
4.    Conditions Precedent to Effectiveness of this Amendment. The amendments contained in Section 1 of this Amendment shall become effective on the date hereof as long as each of the following conditions precedent is satisfied as determined by Administrative Agent:
(a)    all of the representations and warranties of Borrower under Section 3 hereof, which are made as of the date hereof, are true and correct;
(b)    Administrative Agent shall have received duly executed signature pages to this Amendment from Borrower and Required Lenders;
(c)    Administrative Agent shall have received a duly executed Reaffirmation of Second Amended and Restated Guaranty in the form attached hereto;
(d)    Administrative Agent shall have received a duly executed Reaffirmation of Pledge Agreements in the form attached hereto;
(e)    Administrative Agent shall have received the amount of reasonable fees and out-of-pocket costs and expenses of counsel to Administrative Agent in connection with this Amendment pursuant to Section 7 hereof and otherwise due and owing pursuant to the Loan Agreement; and
(f)    Administrative Agent shall have received such other certificates, schedules, exhibits, documents, opinions, instruments, reaffirmations, amendments or consents that Administrative Agent may reasonably require, if any.
5.    Reaffirmation; References to Loan Agreement; Additional Agreements and Covenants; Etc.
(a)    Borrower acknowledges and agrees that all of Borrower’s obligations and Liabilities under the Loan Agreement and the other Financing Agreements, as amended hereby, are and shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. The first priority perfected security interests and Liens and rights in the Collateral securing payment of the Liabilities are hereby ratified and confirmed by Borrower in all respects.
(b)    Upon the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Loan Agreement, as amended by this Amendment.
(c)    The failure by Administrative Agent, at any time or times hereafter, to require strict performance by any Borrower of any provision or term of the Loan Agreement, this Amendment or any of the Financing Agreements shall not waive, affect or diminish any right of Administrative Agent hereafter to demand strict compliance and performance herewith or therewith. Any suspension or waiver by Administrative Agent of a breach of this Amendment or any Event of Default under or pursuant to the Loan Agreement shall not, except as expressly set forth in a writing signed by Administrative Agent, suspend, waive or affect any other breach of this Amendment or any Event of Default under or pursuant to the Loan Agreement, whether the same is prior or subsequent thereto and whether of the same or of a different kind or character. None of the undertakings, agreements, warranties, covenants and representations of any Borrower contained in this Amendment, shall be deemed to have been suspended or waived by Administrative Agent unless such suspension or waiver is (i) in writing and signed by Administrative Agent (and, if applicable, the Required Lenders) and (ii) delivered to Borrower by Administrative Agent or its counsel.
(d)    In no event shall Administrative Agent’s execution and delivery of this Amendment establish a course of dealing among Administrative Agent, any Borrower, pledgor or Guarantor or any other obligor, or in any other way obligate Administrative Agent to hereafter provide any amendments or modifications or, if at any time applicable, consents or waivers with respect to the Loan Agreement or any other Financing Agreement. The terms and provisions of this Amendment shall be limited precisely as written and shall not be deemed (x) to be a consent to any amendment or modification of any other term or condition of the Loan Agreement or of any of the Financing Agreements (except as expressly provided herein or in any of the other instruments, agreements, certificates and documents required to be executed and delivered in connection herewith); or (y) to prejudice any right or remedy which Administrative Agent or the Lenders may now have under or in connection with the Loan Agreement or any of the other Financing Agreements. In the event an ambiguity or question of intent or interpretation arises, this Amendment shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Amendment.
(e)    Except as expressly provided herein (or in any of the other instruments, agreements, certificates and documents required to be executed and delivered in connection herewith), the Loan Agreement and all of the other Financing Agreements shall remain unaltered, and the Loan Agreement and all of the other Financing Agreements shall remain in full force and effect and are hereby ratified and confirmed in all respects.
6.    Release.
(a)    In consideration of, among other things, the consent and amendments provided for herein, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, Borrower and Guarantor (on behalf of themselves and their respective subsidiaries, Affiliates, successors and assigns), and, to the extent permitted by applicable law and the same is claimed by right of, through or under the above, for their past, present and future employees, directors, members, managers, partners, agents, representatives, officers, directors, and equity holders (all collectively, with Borrower and Guarantor, the “Releasing Parties”), do hereby unconditionally, irrevocably, fully, and forever remise, satisfy, acquit, release and discharge Administrative Agent, Issuing Lender, and Lenders and each of Administrative Agent’s, Issuing Lender’s and Lender’s past, present and future officers, directors, agents, employees, attorneys, parent, shareholders, successors, assigns, subsidiaries and Affiliates and all other persons and entities to whom Administrative Agent or Lenders would be liable if such persons or entities were found in any way to be liable to any of the Releasing Parties (collectively, the “Lender Parties”), of and from any and all manner of action and actions, cause and causes of action, claims, cross-claims, charges, demands, counterclaims, suits, proceedings, disputes, debts, dues, sums of money, accounts, bonds, covenants, contracts, controversies, damages, judgments, liabilities, damages, costs, expenses, executions, liens, claims of liens, claims of costs, penalties, attorneys’ fees, or any other compensation, recovery or relief on account of any liability, obligation, demand, proceedings or cause of action of whatever nature, whether in law, equity or otherwise (including, without limitation, those arising under 11 U.S.C. §§ 541-550 and interest or other carrying costs, penalties, legal, accounting and other professional fees and expenses, and incidental, consequential and punitive damages payable to third parties), whether known or unknown, fixed or contingent, joint and/or several, secured or unsecured, due or not due, primary or secondary, liquidated or unliquidated, contractual or tortious, direct, indirect, or derivative, asserted or unasserted, foreseen or unforeseen, suspected or unsuspected, now existing, heretofore existing or which may have heretofore accrued against any or all of Lender Parties, whether held in a personal or representative capacity, that the Releasing Parties (or any of them) have or may have against the Lender Parties or any of them (whether directly or indirectly) and which are based on any act, fact, event, action or omission or any other matter, condition, cause or thing occurring at or from any time prior to and including the date hereof in any way, directly or indirectly arising out of, connected with or relating to this Amendment, the Loan Agreement or any other Financing Agreement and the transactions contemplated hereby and thereby, the Collateral or the Liabilities, and all other agreements, certificates, instruments and other documents and statements (whether written or oral) related to any of the foregoing, other than any applicable good faith claim as to which a final determination is made in a judicial proceeding (in which Administrative Agent and any of the Lender Parties have had an opportunity to be heard) which determination includes a specific finding that Administrative Agent acted in a grossly negligent manner or with actual willful misconduct or illegal activity. Borrower and Guarantor each acknowledges that Administrative Agent and the Required Lenders are specifically relying upon the representations, warranties and agreements contained herein and that such representations, warranties and agreements constitute a material inducement to Administrative Agent and the Required Lenders in entering into this Amendment.
(b)    Borrower and Guarantor each understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.
(c)    To the furthest extent permitted by law, Borrower and Guarantor each hereby knowingly, voluntarily, intentionally and expressly waives and relinquishes any and all rights and benefits that it respectively may have as against Lender Parties under any law, rule or regulation of any jurisdiction that would or could have the effect of limiting the extent to which a general release extends to claims which a Lender Party or Releasing Party does not know or suspect to exist as of the date hereof. Borrower and Guarantor each hereby acknowledges that the waiver set forth in the prior sentence was separately bargained for and that such waiver is an essential term and condition of this Amendment (and without which the amendments in Section 1 hereof would not have been agreed to by Administrative Agent and the Required Lenders).
7.    Costs and Expenses. Without limiting the obligation of Borrower to reimburse Administrative Agent for all costs, fees, disbursements and expenses incurred by Administrative Agent as specified in the Loan Agreement, Borrower agrees to and shall pay on demand all reasonable costs, fees, disbursements and expenses of Administrative Agent in connection with the preparation, negotiation, revision, execution and delivery of this Amendment and the other agreements, amendments, modifications, reaffirmations, instruments and documents contemplated hereby, including, without limitation, reasonable attorneys’ fees and out-of-pocket expenses. All obligations provided herein shall survive any termination of this Amendment and the Loan Agreement as amended hereby.
8.    Financing Agreement. This Amendment shall constitute a Financing Agreement.
9.    Titles. Titles and section headings herein shall be without substantive meaning and are provided solely for the convenience of the parties.
10.    Severability; Etc. Whenever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Amendment. The parties hereto have participated jointly in the negotiation and drafting of this Amendment. In the event an ambiguity or question of intent or interpretation arises, this Amendment shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Amendment.
11.    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, no Borrower may assign any of its respective rights or obligations under this Amendment without the prior written consent of Administrative Agent.
12.    Further Assurances. Borrower shall, at its own cost and expense, cause to be promptly and duly taken, executed, acknowledged and delivered all such further acts, certificates, instruments, reaffirmations, amendments, documents and assurances as may from time to time be necessary or as Administrative Agent may from time to time reasonably request in order to more fully carry out the intent and purposes of this Amendment or any of the other instruments, agreements, certificates and documents required to be executed and delivered in connection herewith.
13.    Counterparts; Faxes. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. A signature hereto sent or delivered by facsimile or other electronic transmission shall be as legally binding and enforceable as a signed original for all purposes.
14.    Governing Law. This Amendment shall be governed by and construed and enforced in accordance with the internal laws of the State of Illinois, without regard to conflict of law principles that would require the application of any other laws.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have duly executed this Ninth Amendment to Third Amended and Restated Revolving Loan and Security Agreement as of the day and year first above written.

BORROWER:

ADVOCAT FINANCE, INC.
DIVERSICARE MANAGEMENT SERVICES CO.
DIVERSICARE LEASING CORP.
STERLING HEALTH CARE MANAGEMENT, INC.
DIVERSICARE TEXAS I, LLC
DIVERSICARE HOLDING COMPANY, LLC
DIVERSICARE KANSAS, LLC
DIVERSICARE LEASING COMPANY II, LLC
DIVERSICARE PROPERTY CO., LLC

By:	/s/Kerry D. Massey
Name:	Kerry D. Massey
Its:	Executive Vice President and Chief Financial Officer

SENIOR CARE CEDAR HILLS, LLC SENIOR CARE GOLFCREST, LLC SENIOR CARE GOLFVIEW, LLC SENIOR CARE SOUTHERN PINES, LLC
BY:	SENIOR CARE FLORIDA LEASING, LLC, its sole member
	BY:	DIVERSICARE LEASING CORP., its sole member
	By:	/s/Kerry D. Massey
	Name:	Kerry D. Massey
	Its:	Executive Vice President and Chief Financial Officer

SENIOR CARE FLORIDA LEASING, LLC
DIVERSICARE AFTON OAKS, LLC
DIVERSICARE BRIARCLIFF, LLC
DIVERSICARE CHISOLM, LLC
DIVERSICARE HARTFORD, LLC
DIVERSICARE PINEDALE, LLC
DIVERSICARE WINDSOR HOUSE, LLC
DIVERSICARE ROSE TERRACE, LLC
DIVERSICARE THERAPY SERVICES, LLC
DIVERSICARE CLINTON, LLC
DIVERSICARE HIGHLANDS, LLC

BY:	DIVERSICARE LEASING CORP., its sole member
	By:	/s/Kerry D. Massey
	Name:	Kerry D. Massey
	Its:	Executive Vice President and Chief Financial Officer

DIVERSICARE BALLINGER, LLC DIVERSICARE DOCTORS, LLC DIVERSICARE ESTATES, LLC DIVERSICARE KATY, LLC DIVERSICARE NORMANDY TERRACE, LLC DIVERSICARE TREEMONT, LLC DIVERSICARE PARIS, LLC
BY:	DIVERSICARE TEXAS I, LLC, its sole member
	By:	/s/Kerry D. Massey
	Name:	Kerry D. Massey
	Its:	Executive Vice President and Chief Financial Officer

DIVERSICARE OF CHANUTE, LLC DIVERSICARE OF COUNCIL GROVE, LLC DIVERSICARE OF HAYSVILLE, LLC DIVERSICARE OF SEDGWICK, LLC DIVERSICARE OF HUTCHINSON, LLC DIVERSICARE OF LARNED, LLC
BY:	DIVERSICARE KANSAS, LLC its sole member

	By:	/s/Kerry D. Massey
	Name:	Kerry D. Massey
	Its:	Executive Vice President and Chief Financial Officer
DIVERSICARE OF SENECA PLACE, LLC
DIVERSICARE OF BRADFORD PLACE, LLC
DIVERSICARE OF PROVIDENCE, LLC
DIVERSICARE OF SIENA WOODS, LLC
DIVERSICARE OF ST. THERESA, LLC
DIVERSICARE OF BIG SPRINGS, LLC
DIVERSICARE OF NICHOLASVILLE, LLC
DIVERSICARE OF AVON, LLC
DIVERSICARE OF RIVERSIDE, LLC
DIVERSICARE OF CHATEAU, LLC
DIVERSICARE OF ST. JOSEPH, LLC
DIVERSICARE OF GREENVILLE, LLC

By:	DIVERSICARE LEASING COMPANY II, LLC, its sole member

By: /s/Kerry D. Massey

Name:	Kerry D. Massey
Its:	Executive Vice President and Chief Financial Officer

DIVERSICARE AFTON OAKS PROPERTY, LLC
DIVERSICARE BRIARCLIFF PROPERTY, LLC
DIVERSICARE CHANUTE PROPERTY, LLC
DIVERSICARE CHISOLM PROPERTY, LLC
DIVERSICARE COUNCIL GROVE PROPERTY, LLC
DIVERSICARE HAYSVILLE PROPERTY, LLC
DIVERSICARE HARTFORD PROPERTY, LLC
DIVERSICARE HILLCREST PROPERTY, LLC
DIVERSICARE HUTCHINSON PROPERTY, LLC
DIVERSICARE LAMPASAS PROPERTY, LLC
DIVERSICARE LARNED PROPERTY, LLC
DIVERSICARE SEDGWICK PROPERTY, LLC
DIVERSICARE WINDSOR HOUSE PROPERTY, LLC
DIVERSICARE YORKTOWN PROPERTY, LLC
DIVERSICARE GLASGOW PROPERTY, LLC
DIVERSICARE CLINTON PROPERTY, LLC
DIVERSICARE FULTON PROPERTY, LLC
DIVERSICARE SELMA PROPERTY, LLC

By:	DIVERSICARE PROPERTY CO., LLC, its sole member

By: /s/Kerry D. Massey
Name: Kerry D. Massey

Its:	Executive Vice President and Chief Financial Officer

DIVERSICARE OF GLASGOW, LLC
DIVERSICARE OF FULTON, LLC
DIVERSICARE OF SELMA, LLC

By:	DIVERSICARE HOLDING COMPANY, LLC, its sole member

By: /s/Kerry D. Massey
Name: Kerry D. Massey

Its:	Executive Vice President and Chief Financial Officer

DIVERSICARE LEASING COMPANY III, LLC

By: /s/Kerry D. Massey

Name:	Kerry D. Massey
Its:	Executive Vice President and Chief Financial Officer

DIVERSICARE OF ARAB, LLC
DIVERSICARE OF BOAZ, LLC
DIVERSICARE OF FOLEY, LLC
DIVERSICARE OF HUEYTOWN, LLC
DIVERSICARE OF LANETT, LLC
DIVERSICARE OF BESSEMER, LLC
DIVERSICARE OF MONTGOMERY, LLC
DIVERSICARE OF ONEONTA, LLC
DIVERSICARE OF OXFORD, LLC
DIVERSICARE OF PELL CITY, LLC
DIVERSICARE OF RIVERCHASE, LLC
DIVERSICARE OF WINFIELD, LLC
DIVERSICARE OF AMORY, LLC
DIVERSICARE OF BATESVILLE, LLC
DIVERSICARE OF BROOKHAVEN, LLC
DIVERSICARE OF CARTHAGE, LLC
DIVERSICARE OF EUPORA, LLC
DIVERSICARE OF MERIDIAN, LLC
DIVERSICARE OF RIPLEY, LLC
DIVERSICARE OF SOUTHAVEN, LLC
DIVERSICARE OF TUPELO, LLC
DIVERSICARE OF TYLERTOWN, LLC

By:	DIVERSICARE LEASING COMPANY III, LLC, its sole member

By: /s/Kerry D. Massey
Name: Kerry D. Massey

Its:	Executive Vice President and Chief Financial Officer

Acknowledged and Agreed: DIVERSICARE HEALTHCARE SERVICES, INC. By: /s/James R. McKnight, Jr. Name: James R. McKnight, Jr. Its: President and Chief Executive Officer

ADMINISTRATIVE AGENT:

CIBC BANK USA, formerly known as The PrivateBank and Trust Company, in its capacity as administrative agent

By: /s/Adam D. Panos
Name: Adam D. Panos
Its: Managing Director

LENDER:

CIBC BANK USA, formerly known as The PrivateBank and Trust Company

By: /s/Adam D. Panos
Name: Adam D. Panos
Its: Managing Director

LENDER: BANKERS TRUST COMPANY
By: /s/Mike Wilson
Name:	Mike Wilson
Its:	EVP & Chief Lending Officer

LENDER: BOKF, NA D/B/A BANK OF OKLAHOMA
By: /s/Bria Colgan
Name:	Bria Colgan
Its:	Senior Vice President

LENDER: CIT BANK, N.A.
By: /s/Edward Shuster
Name:	Edward Shuster
Its:	Director

LENDER: OPUS BANK, a California commercial bank
By: /s/Sangjin Na
Name:	Sangjin Na
Its:	Vice President

LENDER: FRANKLIN SYNERGY BANK
By: _/s/ Lisa Fletcher______________
Name:	Lisa Fletcher
Its:	Senior Vice President

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